U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 3)


                                  CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): October 15, 2003

                      FREESTAR TECHNOLOGY CORPORATION
           (Exact Name of Registrant as Specified in Its Charter)

          Nevada                   0-28749                      88-0446457
  (State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)

     Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                             Dominican Republic
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code:  (809) 503-5911



          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On September 24, 2003, the Registrant entered into a stock purchase agreement with certain shareholders of TransAxis, Inc. ("TransAxis") (formerly Digital Courier Technologies, Inc.) for the acquisition of a majority of the common stock of this publicly held company ("TA Acquisition Agreement") (see Exhibit 2.1). The terms of the acquisition provide for the Registrant to purchase a majority of the common stock of TransAxis, that consist of the following: (b) 373,382 shares of Registrant common stock issued and outstanding; and
(b) the 2,916,533 shares that will be outstanding upon the conversion of $349,984 in debt of TransAxis ("Conversion Right"). The Conversion Right, which was part of a settlement agreement between Don Marshall, the former CEO of TransAxis, and TransAxis, was assigned by Mr. Marshall to the Registrant. In exchange the Registrant is to issue on a pro rata basis based on the sellers' current percentage beneficial ownership of TransAxis common stock (including the beneficial ownership of the TransAxis common stock represented by the Conversion Right) the aggregate number of shares of Registrant common stock which is the greater of (i) 7,000,000 shares of common stock, or (ii) that number of shares of common stock equal to $1,260,000 divided by the average closing bid price per share of the common stock on the five days prior to the closing date.

     On October 8, 2003, the parties amended the TA Acquisition
Agreement (see Exhibit 2.2). The following was amended under this document:

     (a) The Registration Rights Agreement (Exhibit B to the agreement) was amended so that the Registrant is to use commercially reasonable efforts to cause a Form SB-2 registration statement covering re-sales of all of the shares of Registrant common stock to be issued to or on behalf of the Sellers at the closing to be filed with the SEC within 180 days after the closing. Thereafter, the Registrant is to use commercially reasonable efforts to have this registration statement declared effective as promptly as possible, and to keep this registration statement effective until the earlier of
     (i) one year following the effectiveness date or (ii) that date on which all of the common stock covered by the registration statement may be resold without further restriction pursuant to Rule 144 under the Securities Act of 1933.

     (b) The parties to the agreement concur that the original amount of Registrant common stock to be issued in connection with the TA Acquisition Agreement is 31,500,000 shares, but that due to a certain liability of TransAxis, the total amount of common stock to be issued by the Registrant is reduced to 25,312,053. In addition, due to a missing stock certificate of that Registrant, the Registrant will be required to deliver a further reduced total of 25,183,418 shares of common stock at the closing, with the remaining 128,585 shares only upon delivery to the Registrant the missing stock certificate.

     On February 20, 2004, the parties further amended the TA Acquisition Agreement ("Amendment No. 2"). The Registrant claimed that it had identified certain accounting-related deficiencies in the books of TransAxis which predate the closing date, and that such deficiencies have and will continue to preclude TransAxis from being able to obtain audited financial statements without undue effort and expense. In order to avoid the cost of litigation and further disputes and negotiation, The Registrant and TransAxis agreed to reduce the number of shares issuable under the TA Acquisition Agreement from 25,183,418 to 3,200,000, which were actually issued. In exchange, the Registrant actually received 350,900 shares of TransAxis stock, or 43.5% of the total issued and outstanding shares of 805,000, with a right to receive an additional 22,482 lost shares of common stock and 2,916,533 shares of common stock upon the exercise of the Conversion Right. The Registrant never exercised the Conversion Right, and never controlled a majority of the common stock of TransAxis. The Registrant and TransAxis have rescinded the Conversion Right, effective on June 17, 2004 (see Exhibit 10), but retains its claim for $349,984.

     After extensive discussions and following the unanimous determination of The Registrant's Board of Directors, the Registrant has terminated the TA Agreement as of June 17, 2004. This decision was based on both TransAxis' and the sellers' failure to disclose material liabilities and contingencies in connection with that company, as well as their failure to comply with their obligations under the agreement. The Registrant believes that it will recover the 3,200,000 shares issued under the TA Acquisition Agreement.

     On October 14, 2003, Don Marshall, the former director of TransAxis, appointed Paul Egan and Ciaran Egan, as directors of TransAxis; he then resigned as a director. On December 8, 2003, Fionn Stakelum was appointed as a director of TransAxis. As of August 24, 2004, Paul Egan, Ciaran Egan, and Fionn Stakelum resigned as directors of TransAxis.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                             SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: August 25, 2004                 By: /s/ Paul Egan
                                       Paul Egan, President


                               EXHIBIT INDEX

Number                   Description

2.1 Stock Purchase Agreement between the Registrant and the stockholders of TransAxis, Inc., dated September 24, 2003
        (incorporated by reference to Exhibit 2.1 of the Form 8-K filed on October 24, 2003).

2.2     Amendment to Stock Purchase Agreement between the
        Registrant and the stockholders of TransAxis, Inc., dated
        October 8, 2003 (incorporated by reference to Exhibit 2.2 of the Form 8-K filed on October 24, 2003).

2.3     Amendment No. 2 to Stock Purchase Agreement between the
        Registrant and the stockholders of TransAxis, Inc., dated
        February 20, 2004 (incorporated by reference to Exhibit 2.3 of the Form 8-K/A filed on March 2, 2004).

10 Rescission Agreement between the Registrant and TransAxis, Inc., dated August 24, 2004 (effective on June 17, 2004)
        (see below).

99 Text of press release, dated October 16, 2003 (incorporated by reference to Exhibit 99 of the Form 8-K filed on October 24, 2003).